MBT Financial Corp.

bank holding company of:

Monroe Bank & Trust

Investor Presentation

November, 2017

Information Presentation

This presentation contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions that are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors, which are in many instances beyond our control and could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We assume no obligation to update or revise forward-looking statements.

MBT
Monroe Bank & Trust

Table of Contents

MBT
Monroe Bank & Trust

Executive Summary

MBT Financial Corp.

Branch Footprint and Company Profile


West Bloomfield
Troy
Brighton
Madison Heights
Warren
Farmington Hills
South Lyon
Royal Oak
Eastpointe
Livonia
Redford
Westland
Garden City
Detroit
Ann Arbor
Ypsilanti
Romulus
Taylor
Southgate
Saline
Tecumseh
Sylvania
Toledo
MBTF Branches (21)

Company Information:

• Stock Ticker	NASDAQ: MBTF
• Headquarters	Monroe, MI
• Established	1858 as Dansard & Sons Bank

Consolidated Financials as of September 30, 2017:

(Unless Otherwise Noted)

• Assets	$1.347 billion
• Loans, gross	$693.9 million
• Deposits	$1.20 billion
• Tang. Common Equity / TBVPS	$136.0 million / $5.94
• ROAA (YTD Q3 2017)	1.09%
• ROAA (2016)	1.08%
• ROAE (YTD Q3 2017)	10.85%
• ROAE (2016)	10.13%
• Noninterest Inc / Avg Assets (MRQ)	1.21%
• Cost of Funds (MRQ)	0.14%
• Core Deposits / Total Deposits	98.4%
• NIM (MRQ)	3.38%
• Efficiency Ratio (MRQ)	62.52%
• Loans / Deposits (MRQ)	58.05%
• NPAs(excl. TDR's)/Assets (MRQ)	0.35%
• ALLL / Gross Loans (MRQ)	1.15%
• Wealth Management/Trust AUM	$830 million

MBT Monroe Bank & Trust

Source: SNL Financial and Company Financials

MBT Franchise Overview
Well-Positioned near Strong and Recovering Markets

- ✓ Economic recoveries of Toledo, Detroit, and Ann Arbor have had a positive benefit to MBT Financial:

Historical Unemployment Rates (non-seasonally adjusted):

	MSA				
Month / Year	Monroe	Detroit	Toledo	Ann Arbor	Michigan
April 2009	14.3%	13.8%	11.5%	8.1%	7.3%
September 2017	5.5%	4.4%	5.2%	3.9%	4.5%

- ✓ Ann Arbor market historically strong due to University of Michigan influence, and has a positive effect for northwest Monroe County and western Wayne County markets.
- ✓ Resurgence of manufacturing in both Toledo and Detroit metro areas has been a catalyst for local economic recovery.
- ✓ Economic vibrancy of Downtown and Midtown Detroit continues to be a local success story following the emergence from bankruptcy in 2014.

MBT
Monroe Bank & Trust

MBT Franchise Overview (Cont'd)

Monroe is a logistics, economic, and tourism gateway for the state of Michigan

- ✓ Completion of the Gordie Howe Bridge international crossing in 2022 expected to double trade activity between US & Canada in 30 years. I-75 corridor along 7 municipalities in Monroe to benefit from increased logistics & distribution needs.
- ✓ River Raisin National Battlefield Park (along I-75) established in 2011 expected to generate as many as 1,000,000 visitors upon completion of world class visitors/education center.
- ✓ Port of Monroe has tripled tonnage activity in recent years, as the only shipping port on Lake Erie in the state of Michigan.
- ✓ 45% of electrical power generated by DTE Energy Electric Company, a subsidiary of DTE Energy, serving 2.1 million electric customers in SE MI. The Monroe Plant also supplies power to the grid through First Energy in Ohio.
- ✓ La-Z-Boy, Inc. solidified Monroe as world headquarters, completing new 200,000 sq. ft. HQ facility in 2015.
- ✓ ProMedica Monroe Regional Hospital to complete new $80million facility along I-75 in 2022.

MBT
Monroe Bank & Trust

Franchise Overview

Company Overview

- ✓ MBT Financial Corp. has 1 bank subsidiary: Monroe Bank & Trust
- ✓ Deeply entrenched in local communities with high level of brand awareness
- ✓ Diversified loan portfolio with good asset quality following dramatic improvements

Operating Footprint

- ✓ Favorable distribution network: 20 branches in Southeast Michigan – primarily south of Detroit and North of the Ohio border with a presence in affluent Western Wayne County suburbs of Northville and Plymouth
- ✓ Average deposits per branch is approximately $59 million
- ✓ Ranked #1 in deposit market share in primary market (Monroe County) with 50% + share
- ✓ Considerable growth potential in larger adjacent market (Detroit, Toledo, Ann Arbor)
- ✓ Wealth Management Group ranks 4th in AUM for banks in Michigan

Market Dynamics

- ✓ Over 30 smaller institutions ($100mil to $750mil) within 75 mile radius of Monroe
- ✓ Economic recovery of Detroit, and proximity to Toledo and Ann Arbor all provide positive influence.
- ✓ Michigan economy, and particularly the markets in which MBT operates, continues improving trends

Financial Profile (9/30/2017)

- ✓ Total Assets: $1.347 billion
- ✓ Loans, gross: $693.9 million
- ✓ Total Deposits: $1.195 billion
- ✓ Total Common Equity: $136.0 million
- ✓ Very clean balance sheet: no debt, SBLF, or Preferred outstanding.

MBT
Monroe Bank & Trust

Investment Highlights

- ✓ Experienced management team with vast knowledge of local markets
- ✓ Average tenure of five named executives is greater than 15 years each, with an average age of 58
- ✓ Dramatic improvements in asset quality over last five years result in peer level metrics

- ✓ Successful Completion of common capital offering from insiders, local, & institutional investors in May, 2014
- ✓ Insider ownership greater than 20%
- ✓ 24 consecutive quarters of positive earnings, with improving trends.

- ✓ Efficiency Initiative Completed in October, 2015 resulting in 20% reduction in staff and branches.
- ✓ #1 in deposit market share in Monroe County, which has approximately 150,000* residents and a median household income of more than $60,799*, an increase of 11.8% from the prior year. (national and state medians of $59,039 and $52,492, respectively)
- ✓ Deposit Market Share in primary market of Monroe County >50%, with a >90% retention rate of non-maturity deposits.

*Demographic data is provided by ESRI based primarily on US Census data. For non-census year data, ESRI uses samples and projections to estimate the demographic data

MBT

Monroe Bank & Trust

Company Overview

Monroe Bank & Trust

Market Share Leaders, Monroe & Wayne Counties

		Monroe, MI	
Rank	Company	Deps. ($mm)	MKT Share
1	**MBT Financial Corp. (MI)**	**$1,032.3**	**51.9%**
2	Huntington Bancshares Inc. (OH)	310.5	15.6%
3	Fifth Third Bancorp (OH)	241.0	12.1%
4	PNC Financial Services Group (PA)	172.0	8.6%
5	KeyCorp (OH)	120.6	6.1%
6	Old National Bancorp (IN)	54.7	2.7%
7	Flagstar Bancorp Inc. (MI)	35.9	1.8%
8	Citizens Financial Group Inc. (RI)	22.6	1.1%
Total For Institutions In Market		**$1,989.6**	**100.0%**

		Wayne, MI	
Rank	Company	Deps. ($mm)	MKT Share
1	JPMorgan Chase & Co. (NY)	$24,789.8	45.9%
2	Comerica Inc. (TX)	16,857.7	31.2%
3	Bank of America Corp. (NC)	3,584.4	6.6%
4	PNC Financial Services Group (PA)	2,177.4	4.0%
5	Citizens Financial Group Inc. (RI)	1,976.2	3.7%
6	Fifth Third Bancorp (OH)	1,239.0	2.3%
7	Flagstar Bancorp Inc. (MI)	853.3	1.6%
8	Huntington Bancshares Inc. (OH)	684.1	1.3%
9	TCF Financial Corp. (MN)	406.9	0.8%
10	Chemical Financial Corp. (MI)	295.2	0.5%
14	**MBT Financial Corp. (MI)**	**146.7**	**0.3%**
Total For Institutions In Market		**$53,968.4**	**100.0%**

MBT
Monroe Bank & Trust

Source: SNL Financial, financials of as of June 30, 2017

Stable Core Earnings

MBT worked diligently to improve its core profitability through improving its cost of funds, operating expense structure, while maintaining appropriate loan yields. Core earnings (measured by pre-tax, pre-provision ROAA[1]) has remained steady to improving.



2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.98%
0.98%
1.06%
1.11%
1.35%
1.59%
1.56%
1.48%
2013
2014
2015
2016
Q1 2017
Q2 2017
Q3 2017
YTD 2017



Loans / Deposits
58.0%
88.2%
MBTF
Peers (Median)

[1]Pre-Tax, Pre-Provision ROAA is a non-GAAP measure and does not represent, and should not be considered as, an alternative to ROAA as derived from GAAP Measures. Gains/losses on sale of securities, intangible impairment charges, ORE expenses and gains/losses on sale, and any nonrecurring income/expense items have been excluded from the pre-tax, pre-provision income calculation

Note: Midwest publicly traded peers with assets $800mm - $2bn & LTM ROAA > 0.75%

Source: SNL Financial, financials of as of September 30, 2017

MBT
Monroe Bank & Trust

Consistent, Strong Noninterest Income

MBT has enjoyed a steady stream of noninterest income generation over the past several years, primarily from its Wealth Management Group. MBT's full service banking model helps to generate income to augment any fluctuations in market conditions that can affect traditional interest income.



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.27%
1.21%
1.17%
1.15%
1.16%
1.33%
1.17%
1.20%
2013Y
2014Y
2015Y
2016Y
2017Q1
2017Q2
2017Q3
2017YTD

Noninterest Income



Other
Wealth Management
BOLI
Service Charges
Loan Fees
2%

Noninterest Income (LTM): $15.9 million

Source: SNL Financial, financials of as of September 30, 2017

Monroe Bank & Trust

Loan and Deposit Composition

Loans



1-4
31.2%
Owner Occ. CRE
20.5%
Non-Owner Occ. CRE
18.6%
C&D
3.2%
Agr.
3.4%
C&I
17.7%
Other
5.4%

Total Loans: $693.9 million
Yield on Loans (YTD): 4.69%

Deposits



Jumbo CDs
4.1%
Retail CDs
7.4%
Transaction
47.1%
MMDA & Sav.
41.2%
NIB
24.9%
IB
75.1%

Deposits: $1,195.3 million
Cost of Deposits (YTD): 0.15%

MBT
Monroe Bank & Trust

Source: SNL Financial, financials of as of September 30, 2017

Wealth Management Group ("WMG")

- ✓ Services provided include Investment Management, Trust Administration, Estate Planning and Administration, Charitable Trust and Special Needs Trust Management, and Custody Services
  - ➢ Proven proprietary investment management approach, utilizing in-house research and portfolio management
  - ➢ Personalized client relationship management and active investment monitoring
  - ➢ Sales and client retention goals and accountability
- ✓ Current Assets Under Management total $680million within WMG.
- ✓ New business generated totaled over $20 million in each of the last five years
- ✓ MBT Investments, the retail brokerage arm of WMG has an additional $150 million in AUM
- ✓ Of bank trust departments within the state of Michigan, MBT's is ranked 4th in total AUM
- ✓ Current level of market penetration and community bank model provide growth opportunities in adjoining markets
  - ➢ Extensive and growing referral network within neighboring counties
  - ➢ Targeted marketing and advertising plans
  - ➢ Increased joint calling and cross-selling efforts through decentralized "Market Team" approach

MBT
Monroe Bank & Trust

Capital Management

MBT
Monroe Bank & Trust

Capital Management

- ✓ Adopted Capital Management Policy in 2015, requiring establishing a Capital Management Plan (CMP), on at least an annual basis
- ✓ CMP reviews a variety of internal and external risk factors, potential growth opportunities, regulatory requirements, and other various strategic factors in evaluating capital adequacy.
- ✓ After more than 5 years without paying dividends, resumed quarterly dividends at $0.03 in the first quarter of 2016, with subsequent increases of $0.01 in 3Q2016, 1Q2017, and 3Q2017.
- ✓ CMP considers a variety of capital deployment and/or new capital source needs, as deemed appropriate.
  - ✓ Authorization to repurchase up to 2,000,000 shares of MBTF, if appropriate (192,800 shares purchased to date)
  - ✓ Paid special dividends of $0.50 per share ($11.4 million) in 1Q2016 and $0.70 per share ($15.9 million) in 1Q2017.
  - ✓ Received shareholder authorization to issue up to 1,000,000 of "declawed" Preferred Stock in 2016, as an additional option if raising new capital is deemed appropriate.
- ✓ TCE/Total Asset ratio = 10.1% as of 9/30/17
- ✓ MBTF added to Russell 2000 in 2016.

MBT
Monroe Bank & Trust

Growth Strategy

MBT Growth Strategy

- ✓ For past five years, focus on culture has resulted in substantial realignment of staff from one of a defensive, or "survival" nature, to a pro-active or "Thrival" focus.
- ✓ Annualized growth rate of loan portfolio > 8% through 3Q2017.
- ✓ Commercial Loan pipeline remains robust at $84 million as of September, 2017.
- ✓ Realignment of Executive Team responsibilities beginning 2016 include emphasis on Acquisition Integration, Customer & Employee Experience, Risk Management, Sales, Mentorships, and Strategic Support.
- ✓ Emphasis of referrals and high quality customer service in 20 office retail banking network across all product lines
- ✓ Decentralized sales/relationship development focus through 5 regional Market Teams, with seasoned leadership.
- ✓ Recent bank consolidations within MBT's market area (ONB/UBMI, CHFC/TLMR, HBAN/FMER) offer relationship growth opportunities through market disruption.
- ✓ Focus on CARE: needs-based relationship development sales strategy for all product lines
- ✓ Over 30 smaller ($100million to $750million) commercial banks headquartered within 75 miles of Monroe, providing opportunities for acquisition as boards reassess their strategic options.
- ✓ Financial performance and capital management focus has increased valuation of MBTF, creating currency to be competitive in acquisitions.

MBT
Monroe Bank & Trust

Appendix A

Executive Team Profiles

Monroe Bank & Trust

Senior Management Resumes & Industry Experience

H. Douglas Chaffin – President & Chief Executive Officer (40 years experience)

Related Work Experience

- **Has served as President & CEO since 2004.** Began career at MBT in 2001 as EVP and Chief Lending Manager. Prior senior level positions at Huntington Bank and First Michigan Bank Corp. Served as past Chairman of the Michigan Bankers Association, and was named Michigan Banker of the Year in 2011.

Thomas G. Myers – Executive Vice President, Chief Lending Manager & Sales Director (34 years experience)

Related Work Experience

- **Has served as EVP & Chief Lending Manager since 2002.** Prior senior level lending positions at Huntington Bank, and National City Bank in both Ohio and Michigan. Sales Director responsibilities recently added as part of management structure initiative early 2016. In addition to credit, lending & support functions, all regional sales management positions also report directly to Mr. Myers.

John L. Skibski – Executive Vice President, Chief Financial Officer & Risk Management Director (29 years experience)

Related Work Experience

- **Has served as EVP & CFO since 2003.** Began career at MBT in 1994. Responsible for Accounting, Finance, SEC Reporting, Asset/Liability Management, and Investments. Currently serves on the Board of Directors of the Federal Home Loan Bank of Indianapolis. Risk Management Director responsibilities added as part of management structure initiative in early 2016, with additional oversight of Compliance, Deposit Operations, Electronic Banking, ATM & ACH processing, and Chairmanship of Risk Management Committee.

MBT
Monroe Bank & Trust

Senior Management Resumes

Scott E. McKelvey – Executive Vice President, Regional President Wayne County & Strategic Support Director (35 years experience)

Related Work Experience

- **Began current duties 4Q 2013.** Served as EVP & Wealth Management Group Manager for prior six years, after starting career at MBT in 2002 as Downriver Community President. Prior experience has included senior positions at Charter Bank of Wyandotte, and National Bank of Detroit. Strategic Support Group formed in early 2016, combining Marketing and IT functions.

Audrey Mistor – Executive Vice President, Wealth Management Group Manager & Mentorship Director (37 years experience)

Related Work Experience

- **Began current duties 4Q 2013.** Joined MBT in 2008, and served as SVP & Community President for MBT North, consisting primarily of the Plymouth and Northville markets. Prior experience includes senior positions at Main Street Bank, Republic Bank, and Michigan National Bank. Mentorship responsibilities added as part of management structure initiative early 2016, overseeing informal and formal mentorships covering career development, succession planning, and acquisition integration.

MBT

Monroe Bank & Trust